UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Sec.240.14a-12
FARADAY FUTURE INTELLIGENT ELECTRIC INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY SUBJECT TO COMPLETION DATED FEBRUARY 8, 2023

FARADAY FUTURE INTELLIGENT ELECTRIC INC.
18455 S. Figueroa Street
Gardena, California 90248
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2023
Dear Stockholder:
You are cordially invited to attend a Special Meeting of Stockholders (including any adjournment, postponement or rescheduling thereof, the “Special Meeting”) of Faraday Future Intelligent Electric Inc., a Delaware corporation (“FF” or the “Company”). The meeting will be held on [•], 2023 at [•] Pacific Time. Due to the continuing public health impact of the novel coronavirus (COVID-19) pandemic and to protect the health and well-being of our employees, stockholders and the broader community, the Special Meeting will be held in a virtual meeting format only, via live audio webcast. Stockholders will not be able to attend the Special Meeting in person.
To attend the Special Meeting, please visit [•]. The live audio webcast will begin promptly at [•] Pacific Time, with online access beginning at [•] Pacific Time. If you plan to attend the Special Meeting, please refer to the attendance and registration information in the accompanying proxy statement (the “Proxy Statement”).
The Special Meeting will be held for the sole purpose of voting upon the following proposal:
Proposal 1: Proposal to approve, as is required by the applicable rules and regulations of the Nasdaq Stock Market, transactions involving Tranche C and D notes and warrants of the Company issued or to be issued to FF Simplicity Ventures LLC, Senyun International Limited, Acuitas Capital, LLC, RAAJJ Trading LLC and/or their affiliates as contemplated by Amendment No. 6 to the Securities Purchase Agreement, dated August 14, 2022, as amended on September 23, 2022, September 25, 2022, October 24, 2022, November 8, 2022, December 28, 2022, January 25, 2023, and February 3, 2023, among the Company, FF Simplicity Ventures LLC, and the purchasers party thereto, including the issuance of any shares in excess of 19.99% of the issued and outstanding shares of the Company’s common stock in respect of such notes and warrants (the “Share Issuance Proposal”).
THE BOARD RECOMMENDS VOTING “FOR” THE SHARE ISSUANCE PROPOSAL.
The proposal is more fully described in the Proxy Statement accompanying this notice.
This Notice of Special Meeting, the accompanying Proxy Statement and the form of proxy are first being mailed on or about [•], 2023 to stockholders of record as of [•], 2023 (the “Record Date”). Only stockholders of record at the close of business on the Record Date may vote at the Special Meeting.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO READ THE PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTE INSTRUCTIONS AS SOON AS POSSIBLE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED.
You may cast your vote over the Internet, by telephone or by completing and mailing the proxy card by following the instructions on the enclosed proxy card. Signing and returning the proxy card or submitting your proxy by Internet or telephone in advance of the Special Meeting will not prevent you from voting at the Special Meeting if you attend virtually, but will assure that your vote is counted if you are unable to attend the Special Meeting. Proxies forwarded by or for banks, brokers or other nominees should be returned as requested by them. We encourage you to vote promptly to ensure your vote is represented at the Special Meeting, regardless of whether you plan to attend the Special Meeting.

If you have any questions or need assistance voting, please contact our proxy solicitor:
Georgeson LLC
1290 Avenue of the Americas
New York, NY
Phone: 1-866-295-8105 (toll-free within the United States) or 1-781-575-2137 (outside of the United States)
Email: Faraday@georgeson.com
This [•] day of [•], 2023.
By Order of the Board of Directors

/s/ [•]
[•]
Gardena, California

i

PRELIMINARY COPY SUBJECT TO COMPLETION DATED FEBRUARY 8, 2022

FARADAY FUTURE INTELLIGENT ELECTRIC INC.
18455 S. Figueroa Street
Gardena, California 90248
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [•], 2023
PROXY STATEMENT
INTRODUCTION
This proxy statement (this “Proxy Statement”) and the accompanying proxy card are being furnished to stockholders of Faraday Future Intelligent Electric Inc., a Delaware corporation (“FF,” the “Company,” “our,” “us,” or “we”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our Special Meeting of Stockholders to be held [•], 2023 (including any adjournment, postponement or rescheduling thereof, the “Special Meeting”). The Special Meeting will be held at [•] Pacific Time. Due to ongoing public health concerns regarding the novel coronavirus (COVID-19) pandemic and for the health and well-being of our stockholders and employees, the Special Meeting will be held as a virtual meeting via the Internet at [•]. You will be able to vote and submit questions online through the virtual meeting platform during the Special Meeting.
Only stockholders of record as of the close of business on [•], 2023, the record date for determination of the stockholders entitled to vote at the Special Meeting (the “Record Date”), will be entitled to vote at the Special Meeting.
INFORMATION ABOUT THE SPECIAL MEETING
Why is the Company holding a Special Meeting of Stockholders?
The Board has called this Special Meeting of the Company’s stockholders to vote on the following proposal.
Proposal 1 is to approve, as is required by the applicable rules and regulations of the Nasdaq Stock Market, transactions involving Tranche C and D notes and warrants of the Company issued or to be issued to FF Simplicity Ventures LLC, Senyun International Limited, Acuitas Capital, LLC, RAAJJ Trading LLC and/or their affiliates as contemplated by Amendment No. 6 to the Securities Purchase Agreement (the “SPA”), dated August 14, 2022, as amended on September 23, 2022, September 25, 2022, October 24, 2022, November 8, 2022, December 28, 2022, January 25, 2023, and February 3, 2023, among the Company, FF Simplicity Ventures LLC, and the purchasers party thereto, including the issuance of any shares in excess of 19.99% of the issued and outstanding shares of the Company’s common stock in respect of such notes and warrants (the “Share Issuance Proposal”). For further information regarding the Share Issuance Proposal, please refer to page 7 of this Proxy Statement.
WE ENCOURAGE YOU TO RETURN YOUR PROXIES OR VOTING INSTRUCTIONS FOR THE SPECIAL MEETING TO ENSURE THAT YOUR VOTES ARE COUNTED ON THE SHARE ISSUANCE PROPOSAL.
When and where will the Special Meeting be held?
The Special Meeting will be held on [•], 2023 at [•] Pacific Time at [•].
Why am I receiving these materials?
You are receiving this Proxy Statement and the enclosed proxy card because the Board is soliciting your vote at the Special Meeting. This Proxy Statement summarizes material information with respect to the Special Meeting and the proposal being voted upon thereat. You may cast your vote over the Internet, by telephone or by completing and mailing the proxy card by following the instructions on the enclosed proxy card. You do not need to attend the Special Meeting to vote your shares.

How can I attend the Special Meeting?
Stockholders as of the Record Date (or their authorized representatives) may attend, vote and submit questions virtually at the Special Meeting by logging in at [•]. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card or voting instruction form. If you are not a stockholder or do not have a control number, you may still access the Special Meeting as a guest, but you will not be able to submit questions or vote at the Special Meeting.
The Special Meeting will begin promptly at [•] Pacific Time, on [•], 2023. We encourage you to access the Special Meeting prior to the start time. Online access will open at [•] Pacific Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance.
What if I have technical difficulties or trouble accessing the virtual Special Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page at [•].
What proposals will be voted on at the Special Meeting? What is the Board’s voting recommendation?
At the Special Meeting, stockholders will be asked to consider only the Share Issuance Proposal.
THE BOARD RECOMMENDS VOTING “FOR” THE SHARE ISSUANCE PROPOSAL.
Will any other business not discussed in this Proxy Statement come before the Special Meeting?
No. Pursuant to the amended and restated bylaws of the Company (the “Bylaws”), any business transacted at any special meeting of stockholders will be limited to the purposes stated in the notice of the meeting.
What is the quorum requirement?
A quorum of stockholders is necessary to hold the Special Meeting and vote upon the Share Issuance Proposal. A majority of the voting power of the outstanding shares of stock entitled to vote at any meeting of stockholders, the holders of which are present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum. On the Record Date, there were [•] shares outstanding and entitled to vote. Thus, the holders of [•] shares must be present in person or represented by proxy at the Special Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions will be counted towards the quorum requirement.
If there is no quorum, the Special Meeting may be adjourned by the holders of a majority of shares present at the meeting in person or represented by proxy or by the chairperson of the meeting.
Who is entitled to vote?
The Record Date for the Special Meeting is the close of business on [•], 2023. As of the Record Date, [•] shares of FF common stock, par value $0.0001 per share, were outstanding, consisting of [•] shares of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”) and [•] shares of Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock” and, together with the Class A Common Stock, “Common Stock”). Only holders of record of Common Stock as of the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Each stockholder is entitled to one vote for each share of Class A Common Stock and/or Class B Common Stock held by such stockholder on the Record Date.
How many votes do I have?
For the singular proposal on the agenda for the Special Meeting, you have one vote for each share of Common Stock you owned as of the Record Date.

How do I vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote electronically during the Special Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy over the Internet by following the instructions on the enclosed proxy card. We urge you to vote by proxy, regardless of whether you plan to attend the Special Meeting, to ensure your vote is counted. You may still attend the Special Meeting and vote electronically during the meeting even if you have already voted by proxy.
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To vote your shares electronically during the Special Meeting, follow the instructions above for participating in the Special Meeting. Join the Special Meeting as a “Stockholder” with your control number, and click on the “Cast Your Vote” link on the meeting center website.

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To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, your shares will be voted as you direct.

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To vote over the telephone, dial toll-free [•] using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your vote must be received by 8:59 p.m. Pacific Time, on [•], 2023 to be counted.

•
To vote over the Internet, go to [•] and follow the steps outlined to complete an electronic proxy card. You will be asked to provide the Company number and control number from the enclosed proxy card. Your vote must be received by 8:59 p.m. Pacific Time, on [•], 2023 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote your shares electronically during the Special Meeting, you must obtain a valid legal proxy from your broker, bank or other agent and register in advance by following the instructions above, join the Special Meeting as a “Stockholder” with your control number, and click on the “Cast Your Vote” link on the meeting center website. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.
How do I change my vote or revoke my proxy?
You may change your vote or revoke your proxy at any time before it is voted at the Special Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:
•	delivering, to the attention of the Corporate Secretary at the address on the first page of this Proxy Statement, a written notice of revocation of your proxy;
•	delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or
•	attending the Special Meeting and voting electronically, as indicated above under “How do I vote?” Attendance at the Special Meeting will not, by itself, revoke a proxy.
If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Special Meeting, your vote at the Special Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).
If I vote in advance, can I still attend the Special Meeting?
Yes. You are encouraged to vote promptly by returning your signed proxy card by mail or, if applicable, by appointing a proxy to vote electronically via the Internet or by telephone so that your shares will be represented at the Special Meeting. However, returning your proxy card does not affect your right to attend the Special Meeting.

How many votes are required for the approval of the Share Issuance Proposal, and how will abstentions and broker non-votes be treated?
The affirmative vote of the holders of a majority of the voting power of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the Special Meeting and entitled to vote is required for the approval of the Share Issuance Proposal. A stockholder may abstain from voting with respect to the Share Issuance Proposal. Abstentions will be counted as present for purposes of determining the existence of a quorum, but will have the same effect as a vote against the Share Issuance Proposal. Broker discretionary voting is not permitted for the Share Issuance Proposal, and broker non-votes will not be counted towards a quorum and will have no effect on the Share Issuance Proposal.
What are the consequences if the Share Issuance Proposal is not approved?
Pursuant to the SPA, the Company is obligated to use reasonable best efforts to hold the Special Meeting and use reasonable best efforts to obtain stockholder approval of the Share Issuance Proposal prior to April 7, 2023. If the Share Issuance Proposal is not approved at the Special Meeting, the Company would be obligated under the SPA to use reasonable best efforts to seek approval of the Share Issuance Proposal at a second special meeting of stockholders within 30 days after the Special Meeting and at each annual meeting of Company stockholders thereafter (starting in 2024) until such approval is obtained or until the notes issued pursuant to the SPA are no longer outstanding. The failure to obtain approval of the Share Issuance Proposal may also hinder the Company from obtaining future financing.
How will my shares be voted if I return a blank proxy card or voting instruction form?
If your shares are registered in your name, you must sign and return a proxy card in order for your shares to be voted, unless you vote via the Internet or by telephone, or vote at the Special Meeting. If you provide specific voting instructions, your shares will be voted as you have instructed. If you execute the proxy card and do not provide voting instructions on any given matter, your shares will be voted in accordance with our Board’s recommendations on that matter. We urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the proxy card, whether or not you plan to vote at the Special Meeting.
If your shares are held in “street name” (that is, held for your account by a broker, bank or other nominee), you will receive a voting instruction form from your broker, bank or other nominee. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. If you do not instruct your broker, bank or other nominee how to vote your shares, then your shares may not be voted by your broker, bank or other nominee with regards to the Share Issuance Proposal. If your broker, bank or other nominee executes the proxy card and does not provide voting instructions on any given matter, your shares will be voted in accordance with our Board’s recommendations on that matter. We urge you to instruct your broker, bank or other nominee to vote your shares in accordance with our Board’s recommendations on the voting instruction form, whether or not you plan to vote at the Special Meeting.
What is the deadline for submitting a proxy?
To ensure that proxies are received in time to be counted prior to the Special Meeting, proxies submitted by Internet or by telephone should be received by 8:59 p.m. Pacific Time on the day prior to the date of the Special Meeting, and proxies submitted by mail should be received by the close of business on the day prior to the date of the Special Meeting.
What does it mean if I receive more than one proxy card from the Company?
If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please complete, sign, date and return a proxy card for each account or use the proxy card for each account to vote by Internet or by telephone. To ensure that all of your shares are represented at the Special Meeting, we recommend that you vote every proxy card that you receive.
Can I ask questions at the virtual Special Meeting?
Stockholders as of the Record Date who attend and participate in our virtual Special Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the Special Meeting. We also encourage you to submit questions in advance of the Special Meeting until 8:59 p.m. Pacific Time the day before the Special Meeting by going to [•] and logging in with your control number.

During the Special Meeting, we will spend up to 10 minutes answering stockholder questions that comply with the meeting rules of procedure. The rules of procedure, including the topics and types of questions that will be accepted, will be posted on the Special Meeting website during the Special Meeting. To ensure the orderly conduct of the Special Meeting, we encourage you to submit questions in advance. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Stockholders must have available their control number provided on their proxy card to ask questions during the Special Meeting.
Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints, and in accordance with our rules of conduct for the Special Meeting, which will be posted on the meeting center website.
How do I ask questions during the Special Meeting?
If you are a stockholder of record, or a beneficial owner who registered in advance by following the instructions above, you can join the Special Meeting as a “Stockholder” with your control number and may submit questions during the Special Meeting at [•]. We also encourage you to submit questions in advance of the meeting until 8:59 p.m. Pacific Time the day before the Special Meeting by going to [•] and logging in with your control number.
Will a stockholder list be available for inspection?
A list of stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders for any purpose germane to the Special Meeting for 10 business days prior to the Special Meeting at Faraday Future Intelligent Electric Inc., 18455 S. Figueroa Street, Gardena, California 90248, between the hours of 9:00 a.m. and 5:00 p.m. Pacific Time. The stockholder list will also be available to stockholders of record for examination during the Special Meeting at [•]. You will need the control number included on your proxy card or otherwise provided by your bank, broker or other nominee.
How can I find out the results of the voting at the Special Meeting?
We will report the voting results of the Special Meeting in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days following the Special Meeting, a copy of which will also be available on our website at https://investors.ff.com/.
Whom can I contact for further information?
If you have any questions, please contact our proxy solicitor:
Georgeson LLC
1290 Avenue of the Americas
New York, NY
Phone: 1-866-295-8105 (toll-free within the United States) or 1-781-575-2137 (outside of the United States)
Email: Faraday@georgeson.com
When is the 2023 Annual Meeting?
The Company intends to file a preliminary proxy statement on Schedule 14A (the “Annual Meeting Proxy Statement”), stating that the Company is holding its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”), at which stockholders may vote on (1) the election of directors to the Board, (2) the ratification of an independent registered public accounting firm for the year ending December 31, 2023, (3) the Share Issuance Proposal, and/or (4) certain charter amendments the Company must submit for stockholder approval pursuant to an Amended and Restated Shareholder Agreement entered into by the Company with FF Top Holding LLC and FF Global Partners LLC on January 13, 2023. The Company anticipates that the 2023 Annual Meeting will be held after the Special Meeting.
If the Share Issuance Proposal is approved at the Special Meeting, the Company will not consider the Share Issuance Proposal at the 2023 Annual Meeting because the issue of its approval will have become moot.
The Company intends to file with the SEC the Annual Meeting Proxy Statement and associated proxy card in connection with the solicitation of proxies for the 2023 Annual Meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL

RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S ANNUAL MEETING PROXY STATEMENT AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Investors and stockholders will be able to obtain a copy of the Annual Meeting Proxy Statement, any amendments or supplements thereto and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov.
WE ENCOURAGE YOU TO RETURN YOUR PROXIES OR VOTING INSTRUCTIONS FOR BOTH THE SPECIAL MEETING AND THE 2023 ANNUAL MEETING AS PROMPTLY AS PRACTICABLE TO ENSURE THAT YOUR VOTES ARE COUNTED ON EACH MATTER THAT IS BROUGHT TO A VOTE OF THE COMPANY’S STOCKHOLDERS.

PROPOSAL 1: THE SHARE ISSUANCE PROPOSAL
On February 3, 2023, the Company entered into that certain Amendment No. 6 to Securities Purchase Agreement (“Amendment No. 6”) with its subsidiaries party thereto, Senyun International Ltd. (“Senyun”), FF Top Holding LLC, a Delaware limited liability company (“FF Top”), FF Simplicity Ventures LLC, a Delaware limited liability company (“FF Simplicity”), as administrative agent and collateral agent, and certain other purchasers (collectively with Senyun and FF Simplicity, “Purchasers”), which amends that certain Securities Purchase Agreement, dated as of August 14, 2022 (as amended by that certain Amendment No. 1 to Securities Purchase Agreement and Convertible Senior Secured Promissory Notes, dated as of September 23, 2022, that certain Joinder and Amendment Agreement, dated as of September 25, 2022, that certain Limited Consent and Third Amendment to Securities Purchase Agreement, dated as of October 24, 2022, that certain Limited Consent, dated as of November 8, 2022, that certain Letter Agreement, dated as of December 28, 2022, and that certain Limited Consent and Amendment No. 5, dated as of January 25, 2023 (the “Existing SPA,” and as further amended by Amendment No. 6, the “SPA”)). FF Top provided its consent to the transactions contemplated by the SPA. Please refer to the Current Reports on Form 8-K that were filed by the Company with the SEC on August 15, 2022, September 26, 2022, October 25, 2022, November 8, 2022, December 29, 2022 and January 31, 2023 for a description of the key terms of Existing SPA, and please refer to the exhibits filed with such Current Reports on Form 8-K for the full text of the documents of the Existing SPA.
Tranche C Notes
Pursuant to Amendment No. 6, the Company agreed to issue and sell, and the Purchasers agreed to purchase, up to $135 million (including $10 million previously funded by Senyun as an advanced payment) in aggregate principal amount of the Company’s senior secured convertible notes (the “Tranche C Notes”) in accordance with the schedule set forth in the SPA as follows, subject to certain conditions as described below: (i) for Senyun, (A) no later than three business days after the effective date of Amendment No. 6 (the “Effective Date”), the purchase and issuance of $25 million in principal amount of Tranche C Notes (which principal amount shall be reduced on a dollar-for-dollar basis by the $10 million previously funded by Senyun as an advanced payment) shall take place; (B) no later than ten business days after the Effective Date, the purchase and issuance of $25 million in principal amount of Tranche C Notes shall take place; and (C) no later than five business days after (a) receipt of approval by Company stockholders of an increase in number of authorized shares of Class A Common Stock to 1,690,000,000, for which the Company filed a definitive proxy statement on February 3, 2023 for a special meeting of stockholders to be held on February 28, 2023 (the “Authorized Share Increase Approval”), and subsequent filing of an amendment to the Charter to reflect such increase in authorized shares, (b) approval by Company stockholders of this Share Issuance Proposal, and (c) effectiveness of a registration statement on Form S-1 to be filed to register all Exchange Notes (as defined below) (the “Registration Statement”), the purchase and issuance of $25 million in principal amount of Tranche C Notes shall take place; and (ii) for each other Purchaser, (A) no later than three business days after the Effective Date, the purchase and issuance of an aggregate principal amount of the Tranche C Notes equal to 50% of such Purchaser’s commitment in respect of Tranche C Notes as indicated on the commitment schedule in the SPA shall take place; and (B) no later than five business days after (a) receipt of the Authorized Share Increase Approval and subsequent filing of an amendment to the Charter to reflect such increase in authorized shares, (b) approval by Company stockholders of this Share Issuance Proposal, and (c) effectiveness of the Registration Statement, the purchase and issuance of the remaining aggregate principal amount of the Tranche C Notes equal to 50% of such Purchaser’s commitment in respect of Tranche C Notes as indicated on the commitment schedule in the SPA shall take place. Once consummated on the contemplated timeline, the Company is expected to have raised all the necessary funds for the start of production of the Ultimate Intelligent TechLuxury FF 91 Futurist.
The funding of the Tranche C Notes are subject to the following conditions precedent: (i) with respect to each Tranche C funding following the initial funding made within three business days of the Effective Date, delivery by the Company of a notice identifying the business day of the purchase and issuance of such Tranche C Notes, which date is to be no earlier than two business days and no later than ten business days after the date of such notice; (ii) delivery by the Company of a warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 33% of such Purchaser’s conversion shares on the applicable Tranche C closing date, with an exercise price equal to $1.05 per share, subject to full ratchet anti-dilution price protection and other adjustments as set forth therein and a seven year termination date (the “Tranche C Warrants”); (iii) delivery by the Company to the Purchaser of the applicable Tranche C Note; (iv) subject to certain waivers as described in the SPA, there being no default or event of default; (v) payment by the Company of all legal fees and other transaction expenses incurred by Purchasers up to $150,000 (or $300,000 in the case of Senyun and FF Simplicity) in the aggregate, which fees and expenses can be paid by, at the Company’s option, net funding of the applicable Tranche C Notes; and (vi) that the representations and warranties contained in the related financing agreement are true and correct in all material respects as of the applicable Tranche C closing dates, as set forth therein.
The Tranche C Notes have a $1.05 base conversion price subject to full ratchet anti-dilution price protection and other adjustments as set forth therein, five year interest make-whole (calculated using the greater of (x) $0.21 per share of Common Stock and (y) 90% of the lowest VWAP for the 5 consecutive trading days ending on the trading day that is immediately prior to the date on which interest is paid in shares of Common Stock), 10% per annum interest rate (or 15% if paid in Common Stock subject to certain conditions) and otherwise on similar terms as the Replacement Notes (as defined below). The Tranche C Notes, the Tranche D Notes (as defined below) and the warrants issued to Purchasers concurrent with the closing of note funding (“Warrants”) under the SPA are subject to a pro rata cap on conversion or exercise (as applicable) equal to 19.99% of Class A Common Stock and Class B Common Stock as of the date of Amendment No. 6 until receipt of approval by stockholders of this Share Issuance Proposal. All notes and warrants issued under the SPA, including Exchange Notes, are subject to restrictions on conversion or exercise (other than an initial reserve of 63,051,933 shares of Common Stock for FF Simplicity and 18,857,143 shares of Common Stock for Senyun) until the receipt of the Authorized Share Increase Approval, and the right for Purchasers to receive additional shares under their Warrants upon a down round financing has also been removed from all Warrants. The Company is required to use reasonable best efforts to file the Registration Statement on or prior to February 10, 2023, and to seek effectiveness of such Registration Statement within 90 days; provided that the Company is required to use reasonable best efforts to seek effectiveness of the existing registration statement on Form S-1 (File No. 333-268972) on or prior to February 10, 2023. The Company is also required to use reasonable best efforts to obtain the Authorized Share Increase Approval by March 20, 2023 (or until April 4, 2023 if necessary) and approval of this Share Issuance Proposal by April 4, 2023.
Option to Purchase Tranche D Notes
Each Purchaser has the option to purchase additional convertible senior secured notes and warrants on the same terms as the Tranche C Notes from time to time for 12 months from the Effective Date as set forth in the SPA. If such option is exercised, the Company shall issue to such Purchaser additional convertible senior secured notes and warrants on the same terms as the Tranche C Notes in an amount not to exceed 50% of the initial principal amount of the Tranche C Notes issued to such Purchaser pursuant to the terms of the SPA and purchased for cash (the “Tranche D Notes”).
Revised Option to Purchase Tranche B Notes
Pursuant to Amendment No. 6, FF Simplicity and Senyun agreed that, with respect to their allotments of Tranche B Notes which may be issued pursuant to the SPA, no more than the following percentages of their allotment may be purchased on or before the following dates without the prior written consent of the Company: (i) 100% on or before February 10, 2023; (ii) 90% on or before February 28, 2023; (iii) 80% on or before March 24, 2023; (iv) 70% on or before April 21, 2023; and (v) 60% after April 21, 2023 through and including the twenty-fourth month from the Effective Date.
Replacement Notes
Pursuant to Amendment No. 6, (a) certain Tranche A Notes issued by the Company in favor of FF Simplicity with an aggregate outstanding principal amount of $21.6 million and (b) certain Tranche A Notes issued by the Company in favor of Senyun with an aggregate principal amount of $9.4 million were replaced by the same principal amount of new notes (each, a “Replacement Note”) in an equivalent aggregate principal amount. The Replacement Notes and Tranche B Notes have a $0.8925 base conversion price subject to full ratchet anti-dilution price protection and other adjustments as set forth therein, six-year interest make-whole, and otherwise on similar terms as the previously issued Tranche A Notes.
Warrant Exchange
Pursuant to Amendment No. 6 and the Exchange Agreements entered into concurrently therewith between the Company, on the one hand, and holders of the then existing warrants issued to affiliates of FF Simplicity under the SPA and prior note purchase agreements (collectively, the “Existing ATW Warrants”) and the then existing warrants issued to Senyun under the SPA (the “Existing Senyun Warrants”), on the other hand (collectively, the “Exchange

Agreements”), (i) the provision under the Existing ATW Warrants and the Existing Senyun Warrants that allowed investors to receive the right to purchase additional shares in connection with down round financings was removed, (ii) the Existing ATW Warrants, exercisable for an aggregate of 198,129,990 shares of Class A Common Stock, were exchanged for a combination of new warrants, exercisable at $0.2275 per share subject to full ratchet anti-dilution price protection and other adjustments for an aggregate of 42,489,346 shares of Class A Common Stock with a seven year termination date and new senior secured convertible notes, each convertible at a conversion rate calculated at the lesser of (a) 90% of the VWAP for the trading day that is immediately prior to the date on which interest is paid in shares of Common Stock or (b) the greater of (x) $0.21 per share of Common Stock and (y) 90% of the average VWAP for the 5 consecutive trading days ending on the trading day that is immediately prior to the date on which interest is paid in shares of Common Stock (the “Exchange Note Interest Conversion Rate”), and subject to full ratchet anti-dilution price protection and other adjustments, 11% interest per annum payable in cash or (subject to certain conditions) Common Stock, with aggregate principal amount of $25 million and (ii) the Existing Senyun Warrants, exercisable for an aggregate amount of 276,270,842 shares of Class A Common Stock, were exchanged for a combination of new warrants, each exercisable at $0.2275 per share subject to full ratchet anti-dilution price protection and other adjustments, a seven year termination date, exercisable for an aggregate of 48,000,000 shares of Class A Common Stock and new senior secured convertible notes, convertible at the Exchange Note Interest Conversion Rate set forth therein and subject to full ratchet anti-dilution price protection and other adjustments, 11% interest per annum payable in cash or (subject to certain conditions) Common Stock, with aggregate principal amount of $16 million. The new warrants issued in exchange for the Existing ATW Warrants and the Existing Senyun Warrants are hereinafter referred to as the “Replacement Warrants,” and the new senior secured convertible notes issued in exchange for the Existing ATW Warrants and the Existing Senyun Warrants are hereinafter referred to as the “Exchange Notes.” The Exchange Notes will constitute “Notes” for purposes of the SPA, except: (i) the holders thereof do not have the option to purchase Tranche B Notes within 24 months from the Effective Date; (ii) they are not subject to any prepayment premium or penalty applicable to other Notes; (iii) they are not subject to an original issue discount of 10%; and (iv) they are not entitled to the most favorable terms granted to other Notes purchased simultaneously or after the purchase of the Exchange Notes. Exchange Notes are prepayable and redeemable at par at any time by the Company upon 15 days’ prior written notice
Under the SPA, the Company has agreed to use reasonable best efforts to hold the Special Meeting to obtain stockholder approval, as is required by the applicable rules and regulations of the Nasdaq Stock Market, as promptly as possible and prior to April 4, 2023, with respect to the transactions contemplated by Amendment No. 6, including the issuance of any shares in excess of 19.99% of the issued and outstanding shares of the Company’s Class A Common Stock upon conversion of the Notes and exercise of the Warrants being issued to the Purchasers. If the Company does not obtain approval of the Share Issuance Proposal at the Special Meeting, the Company would be obligated under the SPA to use reasonable best efforts to seek approval of the Share Issuance Proposal at a second special meeting of stockholders within 30 days after the Special Meeting and at each annual meeting of Company stockholders thereafter (starting in 2024) until such approval is obtained or until the notes issued pursuant to the SPA are no longer outstanding.
The failure to obtain approval of the Share Issuance Proposal may also hinder the Company from obtaining future financing.
The foregoing summary of details of Amendment No. 6, the Tranche C Notes, the Tranche C Warrants, the Replacement Notes, the Exchange Notes, the Replacement Warrants and the Exchange Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 6, the form of Tranche C Note, the form of Tranche C Warrant, the form of Replacement Note, the form of Exchange Note, the form of Replacement Warrant and the Exchange Agreements filed as Exhibits 10.1, 10.2, 4.1, 10.3, 10.4, 4.2, 10.5 and 10.6, respectively, to the Current Report on Form 8-K filed by the Company with the SEC on February 6, 2023.
Proposal
The Company is seeking stockholder approval of, as is required by the applicable rules and regulations of the Nasdaq Stock Market, transactions involving Tranche C and D notes and warrants of the Company issued or to be issued to FF Simplicity Ventures LLC, Senyun International Limited, Acuitas Capital, LLC, RAAJJ Trading LLC and/or their affiliates as contemplated by Amendment No. 6 to the SPA, including the issuance of any shares in excess of 19.99% of the issued and outstanding shares of Common Stock in respect of such notes and warrants.

Voting Requirements
The Company’s Bylaws require the affirmative vote of the holders of a majority of the voting power of the shares present in person via remote communication or represented by proxy duly authorized at the meeting and entitled to vote to approve the Share Issuance Proposal.
Recommendation
THE BOARD RECOMMENDS VOTING “FOR” THE SHARE ISSUANCE PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table and accompanying footnotes set forth information with respect to the beneficial ownership of Common Stock, as of February 3, 2023, for (1) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (2) each member of the Board, (3) each of our named executive officers and (4) all of the members of the Board and our executive officers, as a group. As of February 3, 2023, there were outstanding 624,832,821 shares of Class A Common Stock, 64,000,588 shares of Class B Common Stock, and 143,884,708 outstanding warrants to purchase shares of Class A Common Stock, consisting of 23,540,988 warrants originally issued in the initial public offering of Property Solutions Acquisition Corp. (“PSAC”), the predecessor company to FF (or otherwise originally included in the private units purchased in connection with the initial public offering of PSAC, and subsequently sold), 111,131 warrants originally issued in a private placement in connection with the initial public offering of PSAC, 23,674,259 warrants issued in a private placement on various dates in 2021 to ATW Partners, LLC pursuant to a note purchase agreement with FF Intelligent Mobility Global Holdings Ltd., an entity surviving a merger with PSAC Merger Sub Ltd. to become a wholly-owned subsidiary of PSAC (“Legacy FF”), 29,454,593 warrants issued in a private placement on August 5, 2021 to Ares Capital Corporation and affiliated entities pursuant to a note purchase agreement with Legacy FF and 67,103,737 warrants issued pursuant to a Securities Purchase Agreement, dated August 14, 2022, among the Company and the other parties thereto, as amended on September 23, 2022, September 25, 2022, October 24, 2022, November 8, 2022, December 28, 2022, January 25, 2023, and February 3, 2023.
The beneficial ownership percentages set forth in the table below are based on 688,833,409 shares of Common Stock issued and outstanding as of February 3, 2023 (including for this purpose, 64,000,588 shares of Class A Common Stock issuable upon conversion of 64,000,588 shares of Class B Common Stock held by FF Top, all as issued and outstanding shares as of February 3, 2023) and do not take into account the issuance of any shares of Class A Common Stock upon the exercise of warrants to purchase up to 143,884,708 shares of Class A Common Stock that remain outstanding, the exercise of any of the 14,728,207 outstanding options and vesting of 14,850,018 unvested RSUs (both as of February 3, 2023), or the conversion of any of the outstanding convertible notes. In computing the number of shares of Common Stock beneficially owned by a person, we deemed to be outstanding all shares of Common Stock subject to warrants and stock options held by the person that are currently exercisable or may be exercised within 60 days of February 3, 2023. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.
Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock. Unless otherwise indicated, the business address of each person listed in the table below is c/o Faraday Future Intelligent Electric Inc., 18455 S. Figueroa Street, Gardena, California 90248.
Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Class
	Holder of Over 5%:
Class A Common Stock	FF Top Holding LLC(1)	116,586,162	16.9%
Class A Common Stock	Season Smart Limited(2)	66,494,117	9.7%
	Directors and Executive Officers
Class A Common Stock	Matthias Aydt(3)	556,559	*
Class A Common Stock	Dr. Carsten Breitfeld(4)**	1,862,980	*
Class A Common Stock	Chad Chen***	—	—%
Class A Common Stock	Xuefeng Chen(5)**	317,927	*
Class A Common Stock	Yun Han(6)****	691,084	*
Class A Common Stock	Adam (Xin) He*****	—	—%
Class A Common Stock	Chui Tin Mok(7)***	1,106,310	*
Class A Common Stock	Hong Rao(8)	530,016	*

Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Class
Class A Common Stock	Jie Sheng***	—	—%
Class A Common Stock	Ke Sun***	—	—%

	All executive officers and directors as a group (11 individuals)	5,357,410	*
*	Less than 1%
**
Mr. Xuefeng (XF) Chen was appointed Global CEO effective as of November 27, 2022. On November 26, 2022, the Board removed Dr. Breitfeld as Global CEO and, on December 26, 2022, Dr. Breitfeld tendered his resignation as a director of the Board, effective immediately.

***
Mr. Chad Chen was appointed as a director of the Board as of October 27, 2022. Mr. Jie Sheng was appointed as a director of the Board on December 18, 2022. Ms. Ke Sun was appointed as a director of the Board on December 27, 2022. Mr. Chui Tin Mok was appointed as a director of the Board on January 25, 2023.

****	Ms. Yun Han was appointed as Chief Accounting Officer and Interim Chief Financial Officer of the Company on October 22, 2022, effective as of October 25, 2022.
*****	Mr. Adam (Xin) He has been appointed Interim Chairman of the Board, effective as of October 3, 2022.
(1)
Based on a Schedule 13D/A filed by FF Top Holding LLC (“FF Top”), Pacific Technology Holding LLC (“Pacific Technology”) and FF Global Partners LLC (“FF Global”), each a Delaware limited liability company (collectively, the “Reporting Persons”) on January 18, 2023. Includes (i) 51,404,885 shares of Class A Common Stock held by certain other stockholders FFIE over which the Reporting Persons exercise voting control pursuant to voting agreements, (ii) 1,180,689 shares of Class A Common Stock held directly by Pacific Technology and (iii) 64,000,588 shares of Class B Common Stock held directly by FF Top. Shares of Class B Common Stock are convertible into of Class A Common Stock of FFIE at any time. Assumes the conversion of the Class B Common Stock referred to above into shares of Class A Common Stock. Pacific Technology is the managing member of FF Top, and FF Global is the managing member of Pacific Technology. FF Global is governed by its board of managers (the “FF Global Board of Managers”) consisting of five managers – Mr. Yueting Jia, Mr. Jerry Wang, Mr. Chui Tin Mok, Mr. Prashant Gulati and Ms. Chaoying Deng. A majority of the managers present at a meeting of the FF Global Board of Managers where there is a quorum is required to approve certain material actions of FF Global, including actions relating to the voting and disposition of shares of Common Stock by FF Top.

(2)
Based on a Schedule 13D/A filed by Season Smart Limited (“Season Smart”) on September 27, 2022. Season Smart is an indirect subsidiary of China Evergrande Group, a Cayman company. China Evergrande Group holds its interest in Season Smart through a chain of entities, and China Evergrande Group’s direct and indirect subsidiaries through which it holds interest in Season Smart are New Garland Limited (a British Virgin Islands company) Global Development Limited (a Cayman company), Acelin Global Limited (a British Virgin Islands company), Evergrande Health Industry Holdings Limited (a British Virgin Islands company) and China Evergrande New Energy Vehicle Group Limited (a Hong Kong company) (collectively, the “Evergrande Entities”). Each Evergrande Entity, by reason of its ownership of the voting securities of the subsidiary below it in the ownership structure, has the right to elect or appoint a majority of the members of the governing body of that subsidiary and, therefore, to direct the management and policies of that subsidiary. Mr. Hui Ka Yan (“Mr. Hui”) is a controlling shareholder of China Evergrande Group, through his wholly-owned subsidiary, Xin (BVI) Limited (a British Virgin Islands company). Mr. Hui, by reason of his ownership of the voting securities of Xin (BVI) Limited, has the right to elect or appoint the members of the governing body of China Evergrande Group. As a result, each Evergrande Entity, Mr. Hui and Xin (BVI) Limited may be deemed to be the beneficial owner of the shares held of record by Season Smart.

(3)	Includes options to acquire 500,666 shares of Class A Common Stock that have vested or will vest within 60 days of February 3, 2023.
(4)
Includes options to acquire 1,438,529 shares of Class A Common Stock that have vested or will vest within 60 days of February 3, 2023. On November 26, 2022, the Board removed Dr. Breitfeld as Global CEO and, on December 26, 2022, Dr. Breitfeld tendered his resignation from the Board.

(5)	Includes options to acquire 317,927 shares of Class A Common Stock that have vested or will vest within 60 days of February 3, 2023.
(6)	Includes RSUs having a grant date fair value of $200,000, which have fully vested within 30 days of the effective date of Ms. Han’s appointment as Interim Chief Financial Officer.
(7)	Includes options to acquire 938,424 shares of Class A Common Stock that have vested or will vest within 60 days of February 3, 2023.
(8)	Includes options to acquire 517,319 shares of Class A Common Stock that have vested or will vest within 60 days of February 3, 2023.

STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING
In order for a stockholder proposal to be considered for inclusion in the Company’s Proxy Statement for the 2023 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our Corporate Secretary must receive the proposal no later than March 18, 2023. Such proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received) to: Faraday Future Intelligent Electric Inc., Attn: Corporate Secretary, Faraday Future Intelligent Electric Inc., 18455 S. Figueroa Street, Gardena, California 90248. Such proposals must comply with the SEC’s requirements in Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in Company-sponsored proxy materials, such as the requirement that the stockholder continues to own a minimum number of shares until the 2023 Annual Meeting and appear in person or through an authorized representative at the 2023 Annual Meeting to present the proposal.
Alternatively, stockholders intending to put forth a director nomination or a stockholder proposal not pursuant to Rule 14a-8 under the Exchange Act must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive written notice with respect to each director nomination or other proposal that the stockholder intends to present at the 2023 Annual Meeting from the stockholder no later than the tenth day following the date on which the Company announces the date of the 2023 Annual Meeting. The notice must contain the information required by our Bylaws. In order for stockholders to give timely notice of nominations for directors, other than those nominated by the Company, for inclusion on a universal proxy card in connection with the 2023 Annual Meeting, notice must be submitted no later than the tenth day following the date on which the Company announces the date of the 2023 Annual Meeting and include all of the information required by Rule 14a-19 under the Exchange Act.
Proposals received by the Corporate Secretary after the dates mentioned will not be included in the proxy statement or acted upon at the 2023 Annual Meeting.
OTHER MATTERS
In accordance with the Bylaws, the business transacted at the Special Meeting will be limited to the matters set forth in the Notice of Special Meeting of Stockholders and this Proxy Statement.

EXPENSES OF SOLICITATION
The Company will bear the expenses of calling and holding the Special Meeting and the solicitation of proxies with respect to the Special Meeting. These costs will include, among other items, the expense of preparing, assembling, printing, and mailing the proxy materials to stockholders of record and street name stockholders, and reimbursements paid to brokers, banks, and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining voting instructions from street name stockholders. In addition to soliciting proxies by mail, our directors, officers, and certain employees, investors and their representatives may solicit proxies on behalf of the Company, without additional compensation, personally or by telephone.
Certain representatives of FF Top and its indirect parent entity FF Global Partners, LLC, including, without limitation, Jerry Wang, Weiwei Zhao and Wenyi Yan (collectively, the “FF Top Representatives”), are additional participants in the solicitation of proxies in connection with the Special Meeting. Information regarding the direct and indirect interests in the Company, by security holdings or otherwise, of FF Global, FF Top and the FF Top Representatives is included in this Proxy Statement; the registration statement on Form S-1, filed with the SEC on February 7, 2023; Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on May 13, 2022; Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, filed with the SEC on November 21, 2022; and in the Current Reports on Form 8-K filed with the SEC from time to time. Changes to the director or indirect ownership of FF Top and FF Global are set forth in SEC filings on Schedule 13D/A.
The Company has retained Georgeson LLC to solicit proxies. Under our agreement with Georgeson LLC, they will receive a fee of up to approximately $100,000 plus the reimbursement of reasonable expenses. The Company also agreed to indemnify Georgeson LLC against certain liabilities relating to, or arising out of, its retention. Georgeson LLC will solicit proxies by mail, telephone, facsimile and email.
HOUSEHOLDING OF PROXY MATERIALS
We have adopted a procedure approved by the SEC, called “householding.” Under this procedure, we send only one Proxy Statement and one annual report to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources, and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.
If you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge Financial Solutions, either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.

RIGHT OF APPRAISAL
Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation and the matters set forth in the Notice of Special Meeting of Stockholders and this Proxy Statement.
This [•] day of [•], 202[•].
By Order of the Board of Directors

/s/ [•]
[•]
Gardena, California

PRELIMINARY COPY SUBJECT TO COMPLETION DATED FEBRUARY 8, 2023

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 p.m. Pacific Time, on [•], 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. You will need the control number at the left in order to do so.

During The Meeting - Go to **www.virtualshareholdermeeting.com/[•]**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 8:59 p.m. Pacific Time, on [•], 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and mail it in the postage-paid envelope provided in time for it to be received by the close of business, on [•], 2023 or return it to Faraday Future Intelligent Electric Inc., 18455 S. Figueroa Street, Gardena, California 90248 by the close of business, on [•], 2023.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D97207-[•] KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ONLY YOUR LATEST DATED AND SUBMITTED PROXY WILL COUNT.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

The Board of Directors recommends voting "For" the Share Issuance Proposal.

There are no other matters that will be voted upon at the Special Meeting.

PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS CARD. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the "Special Meeting") of Faraday Future Intelligent Electric Inc. ("FF" or the "Company") to be held virtually at [•] Pacific Time, on [•], 2023 at www.virtualshareholdermeeting.com/[•]. The accompanying Notice of Special Meeting and Proxy Statement contain detailed information as to the formal business to be transacted at the Special Meeting.

Whether or not you plan to attend the Special Meeting, it is important that your shares be voted. Accordingly, please complete, sign and date the proxy card on the reverse side and return it in the enclosed postage-paid envelope. In the alternative, you have the option to vote these shares by the Internet or telephone as indicated on the reverse side or by attending the Special Meeting virtually and voting during the Special Meeting. Voting your shares via proxy in advance will not affect your ability to attend the Special Meeting virtually, but regardless of whether or not you plan to attend virtually, we encourage you to vote your shares by proxy in advance in order to ensure that your votes are counted.

Sincerely,

The Board of Directors of
Faraday Future Intelligent Electric Inc.

D97208-[•]

PROXY

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD [•], 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints [•] and [•] or either of them as Proxies, each with full power of substitution and revocation, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of FARADAY FUTURE INTELLIGENT ELECTRIC INC. (the "Company") held of record by the undersigned as of the close of business on [•], 2023 at the Special Meeting of Stockholders of the Company to be held on [•], 2023, at [•] Pacific Time (including any (including any adjournment, postponement or rescheduling thereof, the "Special Meeting"). The undersigned hereby revokes all proxies previously given with respect to the shares covered hereby with respect to the Special Meeting.

This proxy card, when properly executed, will revoke any proxies previously given with respect to the shares covered hereby, and will be voted in the manner directed herein by the undersigned stockholder. IF THIS PROXY CARD IS PROPERLY EXECUTED AND RETURNED BUT NO DIRECTION IS MADE AS TO A PROPOSAL, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS WITH RESPECT TO THAT PROPOSAL. PURSUANT TO THE COMPANY'S BYLAWS, THERE ARE NO OTHER MATTERS OF BUSINESS THAT WILL COME BEFORE THE SPECIAL MEETING.

Please mark, sign, date and return this card promptly using the enclosed envelope.

SEE REVERSE SIDE

Continued and to be signed on Reverse Side

SEE REVERSE SIDE